Exhibit 10.7
THIRD SUPPLEMENTAL INDENTURE
     THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 5, 2006, among Cinemark USA, Inc., a Texas corporation (the “Company”), the subsidiaries of the Company listed on the signature pages hereto (each a “New Guarantor” and collectively the “New Guarantors”), and The Bank of New York Trust Company, N.A., as trustee under the indenture referred to below (the “Trustee”).
W I T N E S S E T H :
     WHEREAS, the Company, the Guarantors parties thereto and the Trustee are parties to that certain Indenture (as supplemented by the First Supplemental Indenture dated as of May 7, 2003 and the Second Supplemental Indenture dated as of November 11, 2004, and as such may be amended or supplemented from time to time, the “Indenture”), dated as of February 11, 2003, providing for the issuance of the Company’s 9% Senior Subordinated Notes due 2013 (the “Notes”);
     WHEREAS, Sections 4.18 and 11.6 of the Indenture provide that the Company shall cause each New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which each New Guarantor shall unconditionally guarantee all the Company’s obligations under the Notes, the Indenture and the Registration Rights Agreement pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and
     WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee, the Company and the New Guarantors are authorized to execute and deliver this Supplemental Indenture;
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
     1. Agreement to Guarantee. Each New Guarantor hereby, jointly and severally with all the other Guarantors, unconditionally guarantees the Company’s obligations under the Notes, the Indenture and the Registration Rights Agreement on the terms and subject to the conditions set forth in Article 11 of the Indenture and agrees to be bound by all other applicable provisions of the Indenture, the Notes and the Registration Rights Agreement.
     2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
     3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
     5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
[SIGNATURE PAGE FOLLOWS]

2

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

THE COMPANY:

CINEMARK USA, INC.

By:	/s/ Alan W. Stock

Alan W. Stock
President and Chief Operating Officer
SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.
THE NEW GUARANTORS:
CENTURY THEATRES, INC.
CENTURY THEATRES NG, LLC
CENTURY THEATRES SEATTLE, LLC
CENTURY THEATRES SUMMIT SIERRA, LLC
CINEARTS, LLC
CINEARTS SACRAMENTO, LLC
CORTE MADERA THEATRES, LLC
MARIN THEATRE MANAGEMENT, LLC
NBE, INC.
NORTHBAY THEATRES, LLC
NOVATO THEATRES, LLC
SAN RAFAEL THEATRES, LLC

By:	/s/ Michael Cavalier

Michael Cavalier
Senior Vice President-General Counsel and Secretary
SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

THE TRUSTEE:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ John C. Stohlmann

	Name:	John C. Stohlmann

	Title:	Vice President

SIGNATURE PAGE TO THIRD SUPPLEMENTAL INDENTURE
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